UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 27, 2010

(Date of Earliest Event Reported)

PENN VIRGINIA GP HOLDINGS, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33171	20-5116532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Radnor Corporate Center, Suite 200 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Three Radnor Corporate Center, Suite 300
100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Indenture Relating to 8 1/4% Senior Notes due 2018 of Penn Virginia Resource Partners, L.P. and Penn Virginia Resource Finance Corporation

On April 27, 2010, Penn Virginia Resource Partners, L.P. (“PVR”), Penn Virginia Resource Finance Corporation (“Finance Co” and, together with PVR, the “Issuers”) and certain subsidiaries of the Issuers (the “Guarantors”) closed an underwritten public offering (the “Offering”) of an aggregate of $300,000,000 principal amount of the Issuers’ 8 1/4% Senior Notes due 2018 (the “Notes”). The Notes will be unconditionally guaranteed by the Guarantors. On April 27, 2010, the Notes were issued under, and the Issuers and the Guarantors entered into (1) an indenture for senior debt securities (the “Base Indenture”) among the Issuers, the Guarantors and Wells Fargo Bank, N.A., as trustee (the “Trustee”), and (2) a first supplemental indenture among the Issuers, the Guarantors and the Trustee (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). Penn Virginia GP Holdings, L.P. does not have any obligations for the Notes or the Guarantees. The Notes and the Guarantees are the respective obligations of the Issuers and the Guarantors.

The Notes bear interest at a rate of 8 1/4% per year, payable semiannually in arrears on April 15 and October 15 of each year, beginning on October 15, 2010.

In the event of a change of control, as defined in the First Supplemental Indenture, the holders of the Notes may require the Issuers to purchase their Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any.

The Indenture contains covenants that, among other things, limit PVR’s ability and the ability of the restricted subsidiaries (as defined in the First Supplemental Indenture) to, under certain circumstances:

•	prepay subordinated indebtedness, pay distributions, redeem stock or make certain other restricted payments;

•	make certain restricted investments;

•	incur indebtedness;

•	create liens on our assets to secure debt;

•	restrict dividends, distributions or other payments from subsidiaries to the Issuers;

•	enter into transactions with affiliates;

•	designate subsidiaries as unrestricted subsidiaries;

•	sell or otherwise transfer or dispose of assets, including equity interests of restricted subsidiaries;

•	use the proceeds of permitted sales of assets;

•	effect a consolidation or merger; and

•	change the Issuers’ line of business.

These covenants are subject to important limitations and exceptions that are described in the Indenture. Certain of the covenants listed above will terminate prior to the maturity date of the Notes if both Standard & Poor’s Rating Service and Moody’s Investors Service, Inc. assign the Notes an investment grade rating in the future and no events of default exist under the Indenture. Any covenants that cease to apply to PVR as a result of achieving investment grade ratings will not be restored, even if the credit ratings assigned to the Notes later fall below investment grade.

Copies of the Base Indenture and the First Supplemental Indenture are attached hereto as Exhibit 4.1 and Exhibit 4.2 and are incorporated herein by reference and are hereby filed. The form of Note issued pursuant to the First Supplemental Indenture is included as Exhibit A to the First Supplemental Indenture and incorporated herein by reference. The description of the Indenture in this Form 8-K is a summary and is qualified in its entirety by the terms of the Indenture.

Item 8.01.	Other Events.

On April 27, 2010, the Issuers and the Guarantors closed the Offering of an aggregate of $300,000,000 principal amount of the Issuers’ 8 1/4% Senior Notes due 2018. PVR has disclosed in its Current Report on Form 8-K filed on April 27, 2010 that all of the net proceeds of the Offering will be used to repay a portion of the borrowings outstanding under the revolving credit facility under which a wholly-owned subsidiary of PVR is the borrower.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Senior Indenture, dated April 27, 2010, among Penn Virginia Resource Partners, L.P. and Penn Virginia Resource Finance Corporation, as issuers, the subsidiary guarantors named therein and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K filed on April 27, 2010).

4.2

First Supplemental Indenture relating to the 8 1/4% Senior Notes due 2018, dated April 27, 2010, among Penn Virginia Resource Partners, L.P. and Penn Virginia Resource Finance Corporation, as issuers, the subsidiary guarantors named therein and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.2 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K filed on April 27, 2010).

4.3

Form of Note for 8 1/4% Senior Notes due 2018 (contained in Exhibit A to Exhibit 4.2) (incorporated by reference to Exhibit 4.3 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K filed on April 27, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2010

Penn Virginia GP Holdings, L.P.
By:	PVG GP, LLC,
its general partner

By:	/s/Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Vice President, Chief Administrative
Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Item

4.1	Senior Indenture, dated April 27, 2010, among Penn Virginia Resource Partners, L.P. and Penn Virginia Resource Finance Corporation, as issuers, the subsidiary guarantors named therein and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K filed on April 27, 2010).

4.2	First Supplemental Indenture relating to the 8 1/4% Senior Notes due 2018, dated April 27, 2010, among Penn Virginia Resource Partners, L.P. and Penn Virginia Resource Finance Corporation, as issuers, the subsidiary guarantors named therein and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.2 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K filed on April 27, 2010).

4.3	Form of Note for 8 1/4% Senior Notes due 2018 (contained in Exhibit A to Exhibit 4.2) (incorporated by reference to Exhibit 4.3 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K filed on April 27, 2010).